Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2004

                          JOS. A. BANK CLOTHIERS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                        36-3189198
        --------                                        ----------
 (State of Incorporation)                   (I.R.S. Employer Identification No.)

    500 Hanover Pike, Hampstead, MD                                21074
    -------------------------------                                -----
(Address of principal executive offices)                         (zip code)

                                 (410) 239-2700
              (Registrant's telephone number, including area code)



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         KPMG LLP ("KPMG") was previously engaged as the principal accountant to audit the financial statements of Jos. A. Bank Clothiers, Inc. (the "Company"). On April 19, 2004 the Company dismissed KPMG as its principal accountant. On April 20, 2004 the Company engaged Ernst & Young LLP ("E&Y") as its principal accountant to audit the Company's financial statements. The decision to dismiss KPMG and engage E&Y was approved by the audit committee of the board of directors of the Company.

         During the Company's two most recent fiscal years and during the subsequent interim period through April 19, 2004, (a) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (b) there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         The audit reports of KPMG LLP on the consolidated financial statements of Jos. A. Bank Clothiers, Inc. and subsidiaries as of and for the years ended February 1, 2003 and January 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.


         During the Company's two most recent fiscal years and through the date of the Audit Committee's decision, the Company did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

         The Company provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of KPMG's letter, dated April 20, 2004, stating its agreement with the statements made in (a) the first two sentences of the first paragraph and (b) the second and third paragraphs of this Form 8-K.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibit is filed with this Report.

Exhibit
Number          Description
-------         -----------
16              Letter from KPMG LLP to the Securities and Exchange Commission dated April 20, 2004



                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Jos. A. Bank Clothiers, Inc.
                                            (Registrant)

                                            By:   /s/ Robert N. Wildrick
                                            ------------------------------------
                                            Robert N. Wildrick
                                            Chief Executive Officer and Director

Dated April 20, 2004

EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
   16           Letter from KPMG LLP to the Securities and Exchange Commission dated April 20, 2004